EXHIBIT 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of OPENLANE, Inc. (the "Company") for the period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley Herring, as Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)The report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2)the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRADLEY HERRING
Bradley Herring Executive Vice President and Chief Financial Officer
Date: November 5, 2025